SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)    May 20, 2004



                           THE BOMBAY COMPANY, INC.
            (Exact name of registrant as specified in its charter)






                                Delaware
              (State or other jurisdiction of incorporation)


              1-7832                               75-1475223
      (Commission File Number)          (I.R.S. Employer Identification No.)



      550 Bailey Avenue, Fort Worth, Texas                       76107
     (Address of principal executive offices)                  (Zip code)


                              (817) 347-8200
              Registrant's telephone number, including area code



         (Former name or former address, if changed since last report.)









Item 9. Reg FD Disclosure

      The Bombay Company has entered into a contract with Amazon Services, Inc. to expand its Internet business relationship further leveraging Amazon Services for the launch of our brand on that platform over time.




                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE BOMBAY COMPANY, INC.
                                        (Registrant)




   Date:  May 21, 2004                  /s/ ELAINE D. CROWLEY
                                        ____________________
                                        Elaine D. Crowley
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer